Exhibit 99.03


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-Q of The Southern Company for the quarter ended June 30, 2002, I, Allen Franklin, Chairman, President and Chief Executive Officer, hereby certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended June 30, 2002, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of The Southern Company.



                                          /s/H. Allen Franklin
                                              Allen Franklin
                                Chairman, President and Chief Executive Officer


Date:  August 12, 2002